                                                            Exhibit 4.8





                                  XTRA, INC.,

                                                  Issuer

                               XTRA CORPORATION,

                                                  Guarantor

                                       To

                       [                               ]

                                                  Trustee

                              ___________________


                                   INDENTURE

                           Dated as of           , 19


                                   _________


                         Subordinated Debt Securities

                                  XTRA, INC.

   Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939

Trust Indenture
  Act Section
Section  310(a)(1)  . . . . . . . . . . . . . .    6.9
     (a)(2) . . . . . . . . . . . . . . . . . .    6.9
     (a)(3) . . . . . . . . . . . . . . . . . .    Not Applicable
     (a)(4) . . . . . . . . . . . . . . . . . .    Not Applicable
     (b)  . . . . . . . . . . . . . . . . . . .    6.8
                                                   6.10
Section  311(a) . . . . . . . . . . . . . . . .    6.13
     (b)  . . . . . . . . . . . . . . . . . . .    6.13
                                                   7.3
Section  312(a) . . . . . . . . . . . . . . . .    7.1
                                                   7.2
     (b)  . . . . . . . . . . . . . . . . . . .    7.2
     (c)  . . . . . . . . . . . . . . . . . . .    7.2
Section  313(a) . . . . . . . . . . . . . . . .    7.3
     (b)  . . . . . . . . . . . . . . . . . . .    7.3
     (c)  . . . . . . . . . . . . . . . . . . .    7.3
     (d)  . . . . . . . . . . . . . . . . . . .    7.3
Section  314(a) . . . . . . . . . . . . . . . .    7.4
     (a)(4) . . . . . . . . . . . . . . . . . .    1.1, 10.9
     (b)  . . . . . . . . . . . . . . . . . . .    Not Applicable
     (c)(1) . . . . . . . . . . . . . . . . . .    1.2
     (c)(2) . . . . . . . . . . . . . . . . . .    1.2
     (c)(3) . . . . . . . . . . . . . . . . . .    Not Applicable
     (d)  . . . . . . . . . . . . . . . . . . .    Not Applicable
     (e)  . . . . . . . . . . . . . . . . . . .    1.2
Section  315(a) . . . . . . . . . . . . . . . .    6.1
     (b)  . . . . . . . . . . . . . . . . . . .    6.2
                                                   7.3
     (c)  . . . . . . . . . . . . . . . . . . .    6.1
     (d)  . . . . . . . . . . . . . . . . . . .    6.1
     (e)  . . . . . . . . . . . . . . . . . . .    5.14
Section  316(a) . . . . . . . . . . . . . . . .    1.1
     (a)(1)(A)  . . . . . . . . . . . . . . . .    5.2
                                                   5.12
     (a)(1)(B)  . . . . . . . . . . . . . . . .    5.13
     (a)(2) . . . . . . . . . . . . . . . . . .    Not Applicable
     (b)  . . . . . . . . . . . . . . . . . . .    5.8
     (c)  . . . . . . . . . . . . . . . . . . .    1.4
Section  317(a)(1)  . . . . . . . . . . . . . .    5.3
     (a)(2) . . . . . . . . . . . . . . . . . .    5.4
     (b)  . . . . . . . . . . . . . . . . . . .    10.3
Section  318(a) . . . . . . . . . . . . . . . .    1.7

________________

     NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                             Page
RECITALS OF THE COMPANY . . . . . . . . . . . . . . . . . . .   1

RECITALS OF THE GUARANTOR . . . . . . . . . . . . . . . . . .   1

ARTICLE 1  Definitions and Other Provisions of General
           Application  . . . . . . . . . . . . . . . . . . .   2
        Section 1.1  Definitions  . . . . . . . . . . . . . .   2
        Acquired Equipment Indebtedness . . . . . . . . . . .   2
        Act . . . . . . . . . . . . . . . . . . . . . . . . .   3
        Affiliate . . . . . . . . . . . . . . . . . . . . . .   3
        Authenticating Agent  . . . . . . . . . . . . . . . .   3
        Block-out Notice  . . . . . . . . . . . . . . . . . .   3
        Board of Directors  . . . . . . . . . . . . . . . . .   3
        Board Resolution  . . . . . . . . . . . . . . . . . .   3
        Business Day  . . . . . . . . . . . . . . . . . . . .   3
        Capitalized Lease . . . . . . . . . . . . . . . . . .   3
        Commission  . . . . . . . . . . . . . . . . . . . . .   3
        Company . . . . . . . . . . . . . . . . . . . . . . .   4
        Company Request; Company Order  . . . . . . . . . . .   4
        Consolidated  . . . . . . . . . . . . . . . . . . . .   4
        Consolidated Net Worth  . . . . . . . . . . . . . . .   4
        Corporate Trust Office  . . . . . . . . . . . . . . .   4
        corporation . . . . . . . . . . . . . . . . . . . . .   4
        covenant defeasance; defeasance . . . . . . . . . . .   5
        Defaulted Interest  . . . . . . . . . . . . . . . . .   5
        Depositary  . . . . . . . . . . . . . . . . . . . . .   5
        Event of Default  . . . . . . . . . . . . . . . . . .   5
        Expiration Date . . . . . . . . . . . . . . . . . . .   5
        Fiscal Year . . . . . . . . . . . . . . . . . . . . .   5
        Global Security . . . . . . . . . . . . . . . . . . .   5
        Guarantee . . . . . . . . . . . . . . . . . . . . . .   5
        Guarantor . . . . . . . . . . . . . . . . . . . . . .   5
        Holder  . . . . . . . . . . . . . . . . . . . . . . .   5
        Indebtedness  . . . . . . . . . . . . . . . . . . . .   6
        Indenture . . . . . . . . . . . . . . . . . . . . . .   6
        interest  . . . . . . . . . . . . . . . . . . . . . .   6
        Interest Payment Date . . . . . . . . . . . . . . . .   6
        Lease Obligation  . . . . . . . . . . . . . . . . . .   6
        Maturity  . . . . . . . . . . . . . . . . . . . . . .   7
        Notice of Default . . . . . . . . . . . . . . . . . .   7
        Officers' Certificate . . . . . . . . . . . . . . . .   7
        Opinion of Counsel  . . . . . . . . . . . . . . . . .   7
        Original Issue Discount Security  . . . . . . . . . .   7
        Outstanding . . . . . . . . . . . . . . . . . . . . .   7
        Paying Agent  . . . . . . . . . . . . . . . . . . . .   8
        Person  . . . . . . . . . . . . . . . . . . . . . . .   9

                                                             Page
        Place of Payment  . . . . . . . . . . . . . . . . . .   9
        Predecessor Security  . . . . . . . . . . . . . . . .   9
        Purchase Money Equipment Indebtedness . . . . . . . .   9
        Redemption Date . . . . . . . . . . . . . . . . . . .   9
        Redemption Price  . . . . . . . . . . . . . . . . . .   9
        Regular Record Date . . . . . . . . . . . . . . . . .  10
        Responsible Officer . . . . . . . . . . . . . . . . .  10
        Secretary; Assistant Secretary  . . . . . . . . . . .  10
        Secured Equipment Indebtedness  . . . . . . . . . . .  10
        Securities  . . . . . . . . . . . . . . . . . . . . .  10
        Security Register; Security Registrar . . . . . . . .  10
        Senior Guarantor Indebtedness . . . . . . . . . . . .  10
        Senior Indebtedness . . . . . . . . . . . . . . . . .  10
        Senior Lender . . . . . . . . . . . . . . . . . . . .  11
        Special Record Date . . . . . . . . . . . . . . . . .  11
        Stated Maturity . . . . . . . . . . . . . . . . . . .  11
        Subordinated Indebtedness . . . . . . . . . . . . . .  11
        Subsidiary  . . . . . . . . . . . . . . . . . . . . .  11
        Transportation Equipment  . . . . . . . . . . . . . .  11
        Trust Indenture Act . . . . . . . . . . . . . . . . .  11
        Trustee . . . . . . . . . . . . . . . . . . . . . . .  11
        U.S. Government Obligation  . . . . . . . . . . . . .  12
        Vice President  . . . . . . . . . . . . . . . . . . .  12
        Voting Stock  . . . . . . . . . . . . . . . . . . . .  12
        Section 1.2  Compliance Certificates and
                     Opinions . . . . . . . . . . . . . . . .  12
        Section 1.3  Form of Documents Delivered to
                     Trustee  . . . . . . . . . . . . . . . .  13
        Section 1.4  Acts of Holders; Record Dates  . . . . .  13
        Section 1.5  Notices, Etc., to Trustee, Company
                     or Guarantor . . . . . . . . . . . . . .  16
        Section 1.6  Notice to Holders; Waiver  . . . . . . .  17
        Section 1.7  Conflict with Trust Indenture Act  . . .  17
        Section 1.8  Effect of Headings and Table of
                     Contents . . . . . . . . . . . . . . . .  18
        Section 1.9  Successors and Assigns . . . . . . . . .  18
        Section 1.10  Separability Clause . . . . . . . . . .  18
        Section 1.11  Benefits of Indenture . . . . . . . . .  18
        Section 1.12  Governing Law . . . . . . . . . . . . .  18
        Section 1.13  Legal Holidays  . . . . . . . . . . . .  18

ARTICLE 2  Security and Guarantee Forms . . . . . . . . . . .  19
        Section 2.1  Forms Generally  . . . . . . . . . . . .  19
        Section 2.2  Guarantee by Guarantor; Form of
                     Guarantee  . . . . . . . . . . . . . . .  19
        Section 2.3  Form of Trustee's Certificate of
                     Authentication . . . . . . . . . . . . .  22
        Section 2.4  Form of Legend for Global Securities . .  22

ARTICLE 3   The Securities  . . . . . . . . . . . . . . . . .  23
        Section 3.1  Amount Unlimited; Issuable in
                     Series . . . . . . . . . . . . . . . . .  23

                                                             Page
        Section 3.2  Denominations  . . . . . . . . . . . . .  26
        Section 3.3  Execution, Authentication, Delivery
                     and Dating . . . . . . . . . . . . . . .  26
        Section 3.4  Temporary Securities . . . . . . . . . .  28
        Section 3.5  Registration, Registration of
                     Transfer and Exchange  . . . . . . . . .  29
        Section 3.6  Mutilated, Destroyed, Lost and
                     Stolen Securities  . . . . . . . . . . .  31
        Section 3.7  Payment of Interest; Interest Rights
                     Preserved  . . . . . . . . . . . . . . .  32
        Section 3.8  Persons Deemed Owners  . . . . . . . . .  34
        Section 3.9  Cancellation . . . . . . . . . . . . . .  34
        Section 3.10  Computation of Interest . . . . . . . .  35

ARTICLE 4  Satisfaction and Discharge . . . . . . . . . . . .  35
        Section 4.1  Satisfaction and Discharge of
                     Indenture  . . . . . . . . . . . . . . .  35
        Section 4.2  Application of Trust Money . . . . . . .  36

ARTICLE 5  Remedies . . . . . . . . . . . . . . . . . . . . .  37
        Section 5.1  Events of Default  . . . . . . . . . . .  37
        Section 5.2  Acceleration of Maturity;
                     Rescission and Annulment . . . . . . . .  39
        Section 5.3  Collection of Indebtedness and Suits
                     for Enforcement by Trustee . . . . . . .  40
        Section 5.4  Trustee May File Proofs of Claim . . . .  41
        Section 5.5  Trustee May Enforce Claims Without
                     Possession of Securities . . . . . . . .  42
        Section 5.6  Application of Money Collected . . . . .  42
        Section 5.7  Limitation on Suits  . . . . . . . . . .  42
        Section 5.8  Unconditional Right of Holders to
                     Receive Principal, Premium and Interest   43
        Section 5.9  Restoration of Rights and Remedies . . .  44
        Section 5.10  Rights and Remedies Cumulative  . . . .  44
        Section 5.11  Delay or Omission Not Waiver  . . . . .  44
        Section 5.12  Control by Holders  . . . . . . . . . .  44
        Section 5.13  Waiver of Past Defaults . . . . . . . .  45
        Section 5.14  Undertaking for Costs . . . . . . . . .  45
        Section 5.15  Waiver of Usury Stay or Extension Laws   45

ARTICLE 6  The Trustee  . . . . . . . . . . . . . . . . . . .  46
        Section 6.1  Certain Duties and Responsibilities  . .  46
        Section 6.2  Notice of Defaults . . . . . . . . . . .  46
        Section 6.3  Certain Rights of Trustee  . . . . . . .  46
        Section 6.4  Not Responsible for Recitals or
                     Issuance of Securities . . . . . . . . .  48
        Section 6.5  May Hold Securities  . . . . . . . . . .  48
        Section 6.6  Money Held in Trust  . . . . . . . . . .  48
        Section 6.7  Compensation and Reimbursement . . . . .  48

                                                               Page
        Section 6.8  Conflicting Interests . . . . . . . . . .    49
        Section 6.9  Corporate Trustee Required;
                     Eligibility . . . . . . . . . . . . . . .    49
        Section 6.10  Resignation and Removal;
                      Appointment of Successor . . . . . . . .    50
        Section 6.11  Acceptance of Appointment by
                      Successor. . . . . . . . . . . . . . . .    51
        Section 6.12  Merger, Conversion, Consolidation or
                      Succession to Business . . . . . . . . .    53
        Section 6.13  Preferential Collection of Claims  . . .    53
        Section 6.14  Appointment of Authenticating
                      Agent. . . . . . . . . . . . . . . . . .    53

ARTICLE 7  Holders' Lists and Reports by Trustee, Company
           and Guarantor . . . . . . . . . . . . . . . . . . .    55
        Section 7.1  Company and Guarantor to Furnish
                     Trustee Names and Addresses of Holders. .    55
        Section 7.2  Preservation of Information;
                     Communications to Holders . . . . . . . .    56
        Section 7.3  Reports by Trustee  . . . . . . . . . . .    56
        Section 7.4  Reports by Company and Guarantor. . . . .    56

ARTICLE 8  Consolidation, Merger, Conveyance, Transfer
           or Lease  . . . . . . . . . . . . . . . . . . . . .    57
        Section 8.1  Company or Guarantor May
                     Consolidate Etc., Only on Certain Terms .    57
        Section 8.2  Successor Corporation Substituted . . . .    58

ARTICLE 9  Supplemental Indentures . . . . . . . . . . . . . .    59
        Section 9.1  Supplemental Indentures Without
                     Consent of Holders  . . . . . . . . . . .    59
        Section 9.2  Supplemental Indentures with
                     Consent of Holders  . . . . . . . . . . .    60
        Section 9.3  Execution of Supplemental
                     Indentures  . . . . . . . . . . . . . . .    62
        Section 9.4  Effect of Supplemental Indentures . . . .    62
        Section 9.5  Conformity with Trust Indenture Act . . .    62
        Section 9.6  Reference in Securities to
                     Supplemental Indentures . . . . . . . . .    62

ARTICLE 10  Covenants  . . . . . . . . . . . . . . . . . . . .    62

        Section 10.1  Payment of Principal, Premium and
                      Interest . . . . . . . . . . . . . . . .    63
        Section 10.2  Maintenance of Office or Agency  . . . .    63
        Section 10.3  Money for Securities Payments to
                      Be Held in Trust . . . . . . . . . . . .    63
        Section 10.4  Corporate Existence  . . . . . . . . . .    65
        Section 10.5  Maintenance of Properties  . . . . . . .    65
        Section 10.6  Payment of Taxes and Other Claims  . . .    66

                                                             Page
        Section 10.7  Limitation on Liens of the Guarantor  .  66
        Section 10.8  Limitation on Liens of the Company  . .  66
        Section 10.9  Statement by Officers as to Default . .  68
        Section 10.10 Waiver of Certain Covenants . . . . . .  68

ARTICLE 11  Redemption of Securities  . . . . . . . . . . . .  69
        Section 11.1  Applicability of Article  . . . . . . .  69
        Section 11.2  Election to Redeem; Notice to Trustee .  69
        Section 11.3  Selection by Trustee of Securities
                      to Be Redeemed  . . . . . . . . . . . .  69
        Section 11.4  Notice of Redemption  . . . . . . . . .  70
        Section 11.5  Deposit of Redemption Price . . . . . .  71
        Section 11.6  Securities Payable on Redemption Date .  71
        Section 11.7  Securities Redeemed in Part . . . . . .  72

ARTICLE 12  Sinking Funds . . . . . . . . . . . . . . . . . .  72
        Section 12.1  Applicability of Article  . . . . . . .  72
        Section 12.2  Satisfaction of Sinking Fund
                      Payments with Securities  . . . . . . .  72
        Section 12.3  Redemption of Securities for
                      Sinking Fund  . . . . . . . . . . . . .  73

ARTICLE 13  Defeasance and Covenant Defeasance  . . . . . . .  73
        Section 13.1  Applicability of Article;
                      Company's Option to Effect Defeasance
                      or Covenant Defeasance  . . . . . . . .  73
        Section 13.2  Defeasance and Discharge  . . . . . . .  73
        Section 13.3  Covenant Defeasance . . . . . . . . . .  74
        Section 13.4  Conditions to Defeasance or Covenant
                      Defeasance  . . . . . . . . . . . . . .  75
        Section 13.5  Deposited Money and U.S. Government
                      Obligations to Be Held in Trust; Other
                      Miscellaneous Provisions. . . . . . . .  77
        Section 13.6  Reinstatement . . . . . . . . . . . . .  78

ARTICLE 14  Subordination of Securities . . . . . . . . . . .  79
        Section 14.1  Securities Subordinate to Senior
                      Securities  . . . . . . . . . . . . . .  79

        Section 14.2  Payment Over of Proceeds Upon
                      Dissolution, Etc. . . . . . . . . . . .  79
        Section 14.3  No Payment When Senior Indebtedness in
                      Default . . . . . . . . . . . . . . . .  80
        Section 14.4  Payment Permitted if No Default . . . .  81
        Section 14.5  Subrogation to Rights of Holders of
                      Senior Indebtedness . . . . . . . . . .  81
        Section 14.6  Provisions Solely to Define Relative
                      Rights  . . . . . . . . . . . . . . . .  82
        Section 14.7  Trustee to Effectuate Subordination . .  82
        Section 14.8  No Waiver of Subordination Provisions .  82
        Section 14.9  Notice to Trustee . . . . . . . . . . .  83
        Section 14.10 Reliance on Judicial Order or
                      Certificate of Liquidating Agent. . . .  84
        Section 14.11 Trustee Not Fiduciary for Holders of
                      Senior Indebtedness . . . . . . . . . .  85
        Section 14.12 Rights of Trustee as Holder of Senior
                      Indebtedness; Preservation of Trustee's
                      Rights  . . . . . . . . . . . . . . . .  85
        Section 14.13 Article Applicable to Paying Agents . .  85

ARTICLE 15  Subordination of Guarantees . . . . . . . . . . .  85
        Section 15.1  Guarantees Subordinate to Senior
                      Guarantor Indebtedness  . . . . . . . .  85
        Section 15.2  Payment Over of Proceeds Upon
                      Dissolution, Etc. . . . . . . . . . . .  86
        Section 15.3  No Payment When Senior Indebtedness in
                      Default . . . . . . . . . . . . . . . .  87
        Section 15.4  Payment Permitted if No Default . . . .  87
        Section 15.5  Subrogation to Rights of Holders of
                      Senior Guarantor Indebtedness . . . . .  88
        Section 15.6  Provisions Solely to Define Relative
                      Rights  . . . . . . . . . . . . . . . .  88
        Section 15.7  Trustee to Effectuate Subordination . .  89
        Section 15.8  No Waiver of Subordination Provisions .  89
        Section 15.9  Notice to Trustee . . . . . . . . . . .  89
        Section 15.10 Reliance on Judicial Order or
                      Certificate of Liquidation Agent  . . .  90
        Section 15.11 Trustee Not Fidicuary for Holders of
                      Senior Guarantor Indebtedness . . . . .  91
        Section 15.12 Rights of Trustee as Holder of Senior
                      Guarantor Indebtedness; Preservation of
                      Trustee's Rights  . . . . . . . . . . .  91
        Section 15.13 Article Applicable to Paying Agents . .  91

        INDENTURE,  dated as of             , 1994, between XTRA,
INC., a corporation duly organized and existing under the laws of the State of Maine (herein called the "Company"), having its principal executive offices at c/o X-L-CO., Inc., 60 State Street, Boston, Massachusetts, XTRA CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor"), having its principal executive offices at c/o X-L-CO., Inc., 60 State Street, Boston,
Massachusetts,  and               , as Trustee (herein called the
"Trustee"), having its corporate trust office at                ,
.

                RECITALS OF THE COMPANY

        The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

        All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                RECITALS OF THE GUARANTOR

        The Guarantor desires to make the Guarantees provided for herein, and has determined that such Guarantees are necessary and convenient to the conduct of the business of the Company, a wholly-owned Subsidiary of the Guarantor.

        All things necessary to make the Guarantees, when executed by the Guarantor and endorsed on the Securities authenticated and delivered hereunder, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Guarantor, in accordance with their and its terms, have been done.

        NOW, THEREFORE, THIS INDENTURE WITNESSETH:

        For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE 1
                        Definitions and Other Provisions
                             of General Application

Section 1.1  Definitions.
             ------------

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

        (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

        (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

        (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

        (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

        (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.


        "Acquired Equipment Indebtedness" of a Person means all Indebtedness (including all Lease Obligations) of the Person in question if such Indebtedness (a) is Secured Equipment Indebtedness and (b) was incurred by another Person prior to the time the Person in question acquired the Transportation Equipment or Transportation Equipment leases securing such Secured Equipment Indebtedness from such other Person or prior to the time the Person in question acquired such other Person and shall include all extensions, renewals and refinancings of such Indebtedness not in excess of the principal amount thereof outstanding immediately prior to such extension, renewal or refinancing.

        "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

        "Affiliate"  of  any  specified  Person  means any  other
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

        "Block-out  Notice" shall have  the meaning  specified in
Section 14.3.

        "Board of Directors", when used with reference to the Company or the Guarantor, means either the board of directors, or any duly authorized committee of the board of directors, of the Company or the Guarantor, as the case requires.

        "Board Resolution", when used with reference to the Company or the Guarantor, means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case requires, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Boston, Massachusetts and New York City, New York are authorized or obligated by law or executive order to close.

        "Capitalized Lease" shall mean a lease the obligations under which are required to be capitalized and included in determining total liabilities in accordance with Financial Accounting Standard No. 13 of the Financial Accounting Standards Board as from time to time in effect.

        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

        "Company Request" or "Company Order" means a written request or order signed in the name of the Company or the Guarantor, as the case requires, by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

        "Consolidated", when used with reference to any term defined herein, means the term in question as applied to the accounts of the Person in question and its Subsidiaries consolidated in accordance with generally accepted accounting principles, after eliminating all intercompany items.

        "Consolidated Net Worth" of any Person means, at any date as of which the amount thereof shall be determined, the sum of the following amounts which would be set forth on a Consolidated balance sheet of the Person in question and its Subsidiaries at such date, determined in each case on a Consolidated basis in accordance with generally accepted accounting principles:
(a) the par value (or values stated on the books of such Person) of the capital stock of all classes of such Person other than capital stock held in the treasury of such Person, PLUS (b) the amount of the Consolidated surplus, whether capital or earned, of such Person and its Subsidiaries, PLUS (c) Subordinated Indebtedness of such Person, PLUS (d) 50% of the deferred income tax liability of such Person and its Subsidiaries, LESS (e) the amount which would be carried in the asset side of such balance sheet of such Person and its Subsidiaries in respect of goodwill, trade names, trademarks, patents, unamortized debt issuance expenses and other intangibles, LESS (f) any increase in the value of a fixed asset arising from a revaluation thereof after September 30, 1993.

        "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office, as at the date
of this Indenture, is  located at              ,                ,
Attn:

        The    term    "corporation"    includes    corporations,
associations,  companies,  joint-stock  companies   and  business
trusts.

        The terms "covenant defeasance" and "defeasance" have the meanings assigned to such terms, respectively, by Sections 13.3 and 13.2.

        "Defaulted  Interest"   has  the  meaning   specified  in
Section 3.7.

        "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to Section 3.1 (17), which Person shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended; and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

        "Event of  Default" has the meaning  specified in Section
5.1.

        "Expiration Date"  has the  meaning specified  in Section
1.4.

        "Fiscal Year" means with respect to the Company and the Guarantor, the fiscal year ending September 30 of each year or such other date as the Company or the Guarantor may hereafter elect, and with respect to any other Person the calendar year or other annual accounting period of the Person in question.

        "Global Security" or "Global Securities" means a Security or Securities, as the case may be, evidencing all or part of a series of Securities and bearing the legend specified in Section 2.4, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

        "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantees set forth in Section
2.2.

        "Guarantor" means the Person named as "Guarantor" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall include such successor corporation.

        "Holder" means a Person in whose name a Security is registered in the Security Register.

        "Indebtedness" means (a) the principal of all indebtedness (i) for borrowed money or (ii) for the deferred purchase price of property unless the price thereof was payable in full within twelve months from the date on which the obligation was created or (iii) evidenced by notes, bonds or other instruments, (b) all Lease Obligations and (c) all guarantees and other contingent obligations in respect of the principal of Indebtedness of others; PROVIDED, HOWEVER, that Indebtedness shall not include Subordinated Indebtedness.

        "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and to govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

        "interest", when  used with respect to  an Original Issue
Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

        "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

        "Lease Obligation" of a Person means all rental obligations under leases of property (other than electronic data processing and computer equipment and leases of office space by such Person or its Subsidiaries) either (a) which are Capitalized Leases, or (b) if not Capitalized Leases, which are leases of equipment which had an initial term of more than three years (including any renewal terms at the option of the lessor). The amount of Lease Obligations shall be equal to the aggregate value of rentals payable (other than rentals consisting of taxes, indemnities, maintenance items, replacements and other similar charges which are in addition to the basic financial rent for the use of the property) by the lessee thereof during the remaining term thereof, including periods of renewal at the option of the lessor, discounted to present value using the lessee's "incremental borrowing rate at the inception of the lease" in accordance with Financial Accounting Standard No. 13 of the Financial Accounting Standards Board from time to time in effect.

        "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

        "Notice of Default" means a written notice of the kind specified in Section 5.1(4) or 5.1(5).

        "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as the case may be, and delivered to the Trustee. One of the officers signing each Officers' Certificate given pursuant to Section 10.9 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, as the case may be.

        "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Guarantor (including an employee or officer of the Company, the Guarantor or any of its Affiliates), as the case may be, and who shall be acceptable to the Trustee.

        "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2.

        "Outstanding",  when used  with  respect  to  Securities,
means,  as   of  the   date  of  determination,   all  Securities
theretofore authenticated  and  delivered under  this  Indenture,
EXCEPT:

        (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

        (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company (if the Company or the Guarantor, as the case may be, shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

        (iii) Securities as to which defeasance has been effected pursuant to Section 13.2; and

        (iv)  Securities which have been paid pursuant to Section
3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.2, (ii) if as of such date, the principal amount payable at The Stated Maturity is not determinable, the principal amount of such Security as shall be deemed to be Outstanding shall be the amount specified or determined as contemplated by Section 3.1, (iii) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner as contemplated by Section 3.1, of the principal amount of such Security (or, in the case of the Security described in Clause (i) above, of the amount determined as provided in such clause), and (iv) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's independent right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor.

        "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

        "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by
Section 3.1.

        "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

        "Purchase Money Equipment Indebtedness" of a Person means all Indebtedness (excluding all Lease Obligations) of such Person which is Secured Equipment Indebtedness incurred to finance the purchase of Transportation Equipment if such Indebtedness (a) shall have been incurred within 180 days of the acquisition of such Transportation Equipment by the Person whose Purchase Money Equipment Indebtedness is being determined and (b) does not exceed in principal amount the initial cost of such Transportation Equipment and shall include all extensions, renewals and refinancings of such Indebtedness not in excess of the principal amount thereof outstanding immediately prior to such extension, renewal or refinancing. For purposes hereof, the initial cost of Transportation Equipment may include, in addition to the purchase price thereof and the purchase price of all accessories and equipment installed thereon, all freight, delivery and handling charges, excise, sales and use taxes, customs duties and all other amounts which may be capitalized and included in the cost of the equipment under generally accepted accounting principles.

        "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption   Price",  when  used  with  respect  to  any
Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.

        "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

        "Secretary"  and  "Assistant   Secretary"  include   with
respect to the Company, the Clerk and any Assistant Clerk of the Company.

        "Secured Equipment Indebtedness" means with respect to a Person all Indebtedness which is secured by any security interest, mortgage, charge, pledge, deed of trust, or other similar lien on Transportation Equipment or on leases of any such Transportation Equipment by the owner thereof and shall include all Lease Obligations. For purposes of this Indenture, Transportation Equipment which is subject to a lease or contract which is included as a Lease Obligation shall be deemed to secure the Indebtedness evidenced thereby.

        "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

        "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

        "Senior Guarantor Indebtedness" means all obligations of the Guarantor under guarantees of Senior Indebtedness.

        "Senior Indebtedness" means the principal of, premium, if any, and interest on (a) all indebtedness of the Company (including indebtedness of others guaranteed by the Company) other than the Securities which is (i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets of any kind or in connection with the obtaining of financing and (b) amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation, in any such case whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, unless in any case in the instrument creating or evidencing any such indebtedness or obligation or pursuant to which the same is outstanding it is provided that such indebtedness or obligation is not superior in right of payment to the Securities or it is provided that such indebtedness or obligation is subordinated to Senior Indebtedness to substantially the same extent as the Securities are subordinated to Senior Indebtedness.


        "Senior Lender" means any holder of Senior Indebtedness or Senior Guarantor Indebtedness.

        "Special Record  Date" for  the payment of  any Defaulted
Interest  means a date fixed  by the Trustee  pursuant to Section
3.7.

        "Stated Maturity", when used with respect to any security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

        "Subordinated Indebtedness" means Indebtedness of the Company or the Guarantor which is expressly subordinated and subject in right of payment, in bankruptcy or in the event of a payment default on the Securities or the Guarantees, to the prior payment in full in money or money's worth in accordance with their terms, of all principal of, premium, if any, and interest on the Securities or the Guarantees.

        "Subsidiary"  means a  corporation more  than 50%  of the
outstanding  Voting   Stock  of  which  is   owned,  directly  or
indirectly, by the Company, the Guarantor or by one or more other
Subsidiaries.

        "Transportation Equipment" means containers, trucks, tractors, trailers, chassis, cranes, portable ramps, lifting equipment, railroad locomotives, railroad rolling stock, modular office units, mobile office and storage trailers and all other transportation equipment and accessories and attachments thereto.

        "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939, is amended after such date, "Trust Indenture Act" means, to the extent required by any amendment thereto, the Trust Indenture Act of 1939 as so amended.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

        "U.S. Government Obligation" has the meaning set forth in
Section 13.4.

        "Vice President", when used with respect to the Company or the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

        "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency, but shall not include securities convertible into such Voting Stock.

Section 1.2  Compliance Certificates and Opinions.
             -------------------------------------

        Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture
(other than certificates provided pursuant to Section 10.9) shall include

        (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

        (2)  a brief statement as to the nature and  scope of the
examination  or  investigation  upon  which  the  statements   or
opinions contained in such certificate or opinion are based;

        (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3  Form of Documents Delivered to Trustee.
             ---------------------------------------

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of any officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4  Acts of Holders; Record Dates.
             ------------------------------

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

        (c) The ownership of Securities shall be proved by the Security Register.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security or such other Security.

        (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.6.

        The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(2) or (iv) any direction referred to in Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in
Section 1.6.

        With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

        Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

        (f) The Depositary selected pursuant to subsection (17) of Section 3.1, as a Holder, may appoint agents and otherwise authorize participants to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take hereunder.

Section 1.5  Notices, Etc., to Trustee, Company or Guarantor.
             ------------------------------------------------

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

        (1) the Trustee by any Holder, the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:........, or

                                                                            Page


        (2)  the Company  or the Guarantor by the Trustee or by any
        Holder   shall  be sufficient  for  every purpose hereunder
        (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor as the case requires addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

Section 1.6  Notice to Holders; Waiver.
             --------------------------

        Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.7  Conflict with Trust Indenture Act.
             ----------------------------------

        If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 1.8  Effect of Headings and Table of Contents.
             -----------------------------------------

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.9  Successors and Assigns.
             -----------------------

        All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

Section 1.10  Separability Clause.
              --------------------

        In case any provision in this Indenture or in the Securities or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11  Benefits of Indenture.
              ----------------------

        Nothing in this Indenture or in the Securities or in the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Senior Guarantor Indebtedness and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12  Governing Law.
              --------------

        This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

Section 1.13  Legal Holidays.
              ---------------

        In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                   ARTICLE 2

                          Security and Guarantee Forms

Section 2.1  Forms Generally.
             ----------------

        The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, and the Guarantees shall be in substantially the form set forth in
Section 2.2 or in such other form as shall be established pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities or such Guarantees, as evidenced by their execution of such Securities or such Guarantees. If the form of Securities of any series or the Guarantees of such Securities is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

        The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

        The definitive Securities and Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Guarantees, as evidenced by their execution of such Securities and Guarantees.

Section 2.2  Guarantee by Guarantor; Form of Guarantee.
             ------------------------------------------

        The Guarantor by its execution of this Indenture hereby agrees with each Holder of a Security authenticated and delivered by the Trustee, and with the Trustee on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the Guarantee set forth below and authorizes the Chairman of the Board, President or Vice President or the Treasurer of the Guarantor to execute, manually or by facsimile signature on behalf of the Guarantor, or the Company, in the name and on behalf of the Guarantor, to confirm such
Guarantee to the Holder of each such Security by its execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee. When delivered pursuant to the provisions of Section 3.3 hereof, the Guarantee so set forth on the Security shall bind the Guarantor notwithstanding the fact that such Guarantee does not bear the signature of the Guarantor.

        Guarantees to be endorsed on the Securities shall, subject to Section 2.1, be in substantially the form set forth below:

                            GUARANTEE

        For value received, XTRA Corporation, a corporation organized under the laws of the State of Delaware (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the principal of, premium, if any, and interest on such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of XTRA, Inc., a corporation organized under the laws of Maine (herein called the "Company", which term includes any successor corporation under such Indenture), punctually to make any such payment of principal (premium, if any) or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

        The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the holder of such Security or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; PROVIDED, HOWEVER, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security, change the redemption terms thereof or alter the Stated Maturity thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by strict and complete performance of the obligations contained in such Security and this Guarantee.

        The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; PROVIDED, HOWEVER, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all Securities issued under such Indenture shall have been paid in full.

        Claims under the Guarantee are, to the extent provided in the Indenture, subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

        No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of principal, premium (if any), and interest on the Security upon which this Guarantee is endorsed.

        This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of the Security upon which this Guarantee is endorsed shall have been manually executed by or on behalf of the Trustee under such Indenture.

        All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

        This Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

Executed and dated the date on the face hereof.


                              XTRA CORPORATION


                              By:________________________________
                              Title:_____________________________

Attest:


_________________________


Section 2.3  Form of Trustee's Certificate of Authentication.
             ------------------------------------------------

     This is one of the Securities of the series designated in the within-mentioned Indenture and referred to therein.


                              [                               ]
                                as Trustee


                              By_________________________________
                                   Authorized Signatory


Section 2.4.  Form of Legend for Global Securities.
              -------------------------------------

     Unless otherwise  specified as contemplated  by Section  3.1 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO

TRANSFER OF THIS SECURITY IN WHOLE  OR IN PART MAY BE REGISTERED,
IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE
THEREOF,  EXCEPT IN  THE LIMITED  CIRCUMSTANCES DESCRIBED  IN THE
INDENTURE.

                                   ARTICLE 3

                                 The Securities

Section 3.1  Amount Unlimited; Issuable in Series.
             -------------------------------------

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and (subject to Section 3.3) set forth or determined in the manner provided in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all Securities of any other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.7 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (4) the date or dates on which the principal of any Securities of the series is payable;

          (5) the rate or rates (or method for establishing the rate or rates) at which the Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record

     Date for the interest  payable on any Interest  Payment Date
     (or method for establishing such date or dates);

          (6) the place or places where the principal of (and premium, if any) and interest on Securities of any series shall be payable;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

          (8) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9)   if  other than  denominations of  $1,000 and  any
     integral  multiple  thereof,  the  denominations   in  which
     Securities of the series shall be issuable;

          (10) if other than the full principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.2;

          (11) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (12) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of (and premium, if any) and/or interest on the Securities of such series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including the purpose of the definition of "Outstanding" in Section 1.1;

          (13) if the principal of (and premium, if any) and/or interest on the Securities of such series are to be payable, at the election of the Company or any Holder, in a currency, currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which the principal of (premium, if any) and/or interest on such Securities as to which such election is made shall be payable, the period or periods within which, and the terms and conditions, upon which, such election may be made and the amount so payable (or the manner in which such amount shall be determined);

          (14) if the amounts of payments of principal of (and premium, if any) and/or interest on the Securities of such series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

          (15) in the case of Securities of a series the terms of which are not established pursuant to subsection (11),
     (12) or (13) above, the application, if any, of Section 13.2 and/or Section 13.3 to the Securities of such series; or, in the case of Securities the terms of which are established pursuant to subsection (11), (12) or (13) above, the adoption and applicability to such Securities of any terms and conditions similar to those contained in Section 13.2 and/or Section 13.3; and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

          (16) the issuance of a temporary global Security representing all of the Securities of such series and exchange of such temporary global Security for definitive
     Securities of such series;

          (17) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.4 and any circumstances in addition to or in lieu of that set forth in Clause (2) of the last paragraph of Section 3.5 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global

     Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

          (18) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.2;

          (19) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

          (20) the subordination provisions with respect to the Securities and Guarantees if other than as set forth in Article 14 or 15, respectively; and

          (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture), except as permitted by Section 9.1(5).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.3) set forth or determined in the manner provided in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.


Section 3.2  Denominations.
             --------------

     The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such specified denominations with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 3.3  Execution, Authentication, Delivery and Dating.
             -----------------------------------------------

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice

Presidents,  under its corporate seal reproduced thereon attested
by  its Secretary  or  one of  its  Assistant Secretaries.    The
signature of any of these officers on the Securities may be manual or facsimile.

     Securities or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor shall bind the Company and the Guarantor, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantees or did not hold such offices at the date of such Securities or Guarantees.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company having endorsed thereon Guarantees of the Guarantor to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and a Company Order from the Guarantor approving the delivery of the Guarantees endorsed thereon; and the Trustee in accordance with such Company Orders shall authenticate and deliver such Securities having such Guarantees endorsed thereon. If the form or terms of the Securities or the Guarantees or both of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of any of such Securities and Guarantees has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of any of such Securities and Guarantees have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities and Guarantees, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and of the

     Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to
Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series to be issued.

     Each Security shall be dated the date of its authentication.

     No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section
3.9 for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 3.4  Temporary Securities.
             ---------------------

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order from the Company and a Company Order from the Guarantor, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, and having endorsed thereon Guarantees of the Guarantor substantially of the tenor of the definitive Guarantees, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and Guarantees may determine, as evidenced by their execution of such Securities and Guarantees.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor, having endorsed thereon Guarantees of the Guarantor, of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 3.5  Registration, Registration of Transfer and Exchange.
             ----------------------------------------------------

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor having endorsed thereon the Guarantee duly executed by the Guarantor.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities having endorsed thereon Guarantees of the Guarantor which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities, and all Guarantees endorsed thereon, shall be the valid obligations of the Company or the Guarantor, as the case may be, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and all Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

     If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities of that series selected for redemption under Section 11.3 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

     (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

     (2) Notwithstanding any other provision of this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the names of Persons other than the Depositary for such Security or its nominee unless (i) such Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended,
(ii) there shall have occurred and be continuing an Event of Default with respect to the Securities, (iii) the Company executes and delivers to the Trustee an order to the effect that the Global Securities shall be transferable and exchangeable, or
(iv) there shall exist such circumstances in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.1.

     (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

     (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.4, 3.6, 9.6 or 11.7 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Section 3.6  Mutilated, Destroyed, Lost and Stolen Securities.
             -------------------------------------------------

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, having endorsed thereon the Guarantee of the Guarantor, and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, having endorsed thereon the Guarantee of the Guarantor, and bearing a number not contemporaneously outstanding.

     In  case  any  such  mutilated, destroyed,  lost  or  stolen
Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series, having endorsed thereon the Guarantee of the Guarantor, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The  provisions  of this  Section  are  exclusive and  shall preclude (to  the extent  lawful) all  other rights  and remedies
with  respect  to  the   replacement  or  payment  of  mutilated,
destroyed, lost or stolen Securities.

Section 3.7  Payment of Interest; Interest Rights Preserved.
             -----------------------------------------------

     Unless otherwise provided as contemplated by Section 3.1 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a special record date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.6 not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause
     (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture, having endorsed thereon the Guarantee of the Guarantor, upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.8  Persons Deemed Owners.
             ----------------------

     Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

Section 3.9  Cancellation.
             -------------

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever,  and  may deliver  to the  Trustee  (or to  any other
Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order from the Company.

Section 3.10  Computation of Interest.
              ------------------------

     Except as otherwise specified as contemplated by Section 3.1 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve
30-day months.





                                   ARTICLE 4

                           Satisfaction and Discharge

Section 4.1  Satisfaction and Discharge of Indenture.
             ----------------------------------------

     This Indenture shall upon Company Request from the Company cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)  have become due and payable, or

                    (ii)   will become  due and payable  at their
               Stated Maturity within one year, or

                    (iii)  are to be called for redemption within
               one year under arrangements satisfactory to the

     Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company or  the Guarantor, in the case  of (i),
          (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company or the Guarantor, as the case may be, has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 6.7, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under
Section 4.2 and the last paragraph of Section 10.3 shall survive.

Section 4.2  Application of Trust Money.
             ---------------------------

     Subject to provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section 13.2 or Section 13.3 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 13.2 or Section 13.3, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee as contemplated by Section 4.1, Section 13.2 or Section 13.3.

                                   ARTICLE 5

                                    Remedies

Section 5.1  Events of Default.
             ------------------

     "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or Fifteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of or agreement for Indebtedness by the Company or the Guarantor (including a default with respect to Securities of any series other than that series) or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or the Guarantor including this Indenture, whether such Indebtedness now exists or shall hereafter be created, in each case, involving an aggregate principal amount of at least $10,000,000, which default is in payment thereof at its stated maturity or shall have resulted in such Indebtedness in an aggregate principal amount of $10,000,000 or more becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such Indebtedness having been discharged or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company or the Guarantor to cause such Indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a "Notice of Default" hereunder; PROVIDED, HOWEVER, that, subject to the provisions of Sections 6.1 and 6.2, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from the Guarantor, from any Holder, from the holder of any such Indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of either of their property, or ordering the winding up or liquidation of either of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or the Guarantor to the entry of a decree or order for relief in respect of either of them in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or the Guarantor, or the filing by the Company or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of either of them or of any substantial part of either of their property, or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the admission by the Company or the Guarantor in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

          (8) any other Event of Default provided with respect to Securities of that series.


Section 5.2  Acceleration of Maturity; Rescission and Annulment.
             ---------------------------------------------------

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.3  Collection of Indebtedness and Suits for Enforcement
by Trustee.  ----------------------------------------------------
- -----------

     The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4  Trustee May File Proofs of Claim.
             ---------------------------------

     In case of any judicial proceeding relative to the Company, the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered by intervention in such proceeding or otherwise to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee, may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 5.5   Trustee  May Enforce  Claims Without  Possession of
Securities.   ---------------------------------------------------
- -----------

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.6  Application of Money Collected.
             -------------------------------

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

          SECOND: Subject to Articles Fourteen and Fifteen, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

Section 5.7  Limitation on Suits.
             --------------------

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3)  such Holder or Holders have offered to the Trustee
     reasonable   indemnity  against  the   costs,  expenses  and
     liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.8  Unconditional Right of Holders to Receive Principal,
             ----------------------------------------------------
Premium and Interest.
- ---------------------

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 5.9  Restoration of Rights and Remedies.
             -----------------------------------

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10  Rights and Remedies Cumulative.
              -------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11  Delay or Omission Not Waiver.
              -----------------------------

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this
Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12  Control by Holders.
              -------------------

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 5.13  Waiver of Past Defaults.
              ------------------------

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14  Undertaking for Costs.
              ----------------------

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.

Section 5.15  Waiver of Usury, Stay or Extension Laws.
              ----------------------------------------

     Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE 6

                                  The Trustee

Section 6.1  Certain Duties and Responsibilities.
             ------------------------------------

     The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 6.2  Notice of Defaults.
             -------------------

     If a default occurs hereunder with respect to the Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default hereunder known to the Trustee, as and to the extent provided in the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.1(4) with respect to the Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 6.3  Certain Rights of Trustee.
             --------------------------

     Subject to the provisions of Section 6.1:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors of the Company or the Guarantor shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section  6.4    Not  Responsible  for  Recitals  or  Issuance  of
Securities.     -------------------------------------------------
- -----------

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the
Securities or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5  May Hold Securities.
             --------------------

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, of the Guarantor or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.6  Money Held in Trust.
             --------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor, as the case may be.

Section 6.7  Compensation and Reimbursement.
             -------------------------------

     Each of the Company and the Guarantor agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section 6.8  Conflicting Interests.
             ----------------------

     If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series [or a trustee under list prior indentures between the Company and the Trustee that have not been satisfied and discharged and that may be excluded by the provision to Section 310(b)(1) of the Trust Indenture Act].

Section 6.9  Corporate Trustee Required; Eligibility.
             ----------------------------------------

     There shall at all times be one (and only one) Trustee with respect to the Securities of each series, which may be the Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person eligible pursuant to the Trust Indenture Act to act as such, and has a combined capital and surplus of at least $50,000,000 and has its Corporate Trust Office in The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 6.10  Resignation and Removal; Appointment of Successor.
              --------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

     (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company, the Guarantor or any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2)    the Trustee  shall  cease to  be  eligible under
     Section 6.9 and shall fail to resign after written request therefor by the Company, the Guarantor or any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11  Acceptance of Appointment by Successor.
              ---------------------------------------

     (a)  In  case of  the appointment hereunder  of a  successor
Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, the Guarantor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 6.12  Merger,  Conversion, Consolidation or Succession to
Business.     ---------------------------------------------------
- ---------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.13  Preferential Collection of Claims.
              ----------------------------------

     If and when the Trustee shall be or become a creditor of the Company or the Guarantor (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).


Section 6.14  Appointment of Authenticating Agent.
              ------------------------------------

     The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee, the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, the Company and the Guarantor. Upon
receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

     If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              [                               ]
                                As Trustee


                              By_________________________________
                                As Authenticating Agent



                              By_________________________________
                                Authorized Officer


                            ARTICLE 7

    Holders' Lists and Reports by Trustee, Company and Guarantor

Section 7.1  Company  and Guarantor to Furnish Trustee  Names and
             ----------------------------------------------------
Addresses of Holders.
- ---------------------

     The Company and the Guarantor will furnish or cause to be furnished to the Trustee

          (a) semi-annually, not later than January 31 and July 31 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding

     September 30 or March 31 as the case may be, as of such date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section  7.2    Preservation of  Information;  Communications  to
Holders.        -------------------------------------------------
- --------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

Section 7.3  Reports by Trustee.
             -------------------

     The Trustee shall transmit to all Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and the Guarantor. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.4  Reports by Company and Guarantor.
             ---------------------------------

     The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents and reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.



                             ARTICLE 8

        Consolidation, Merger, Conveyance, Transfer or Lease

Section  8.1  Company or Guarantor May Consolidate, Etc., Only on
Certain Terms.---------------------------------------------------
- --------------

     Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor the Guarantor shall permit any Person to consolidate with or merge into the Company or the Guarantor, as the case may be, or convey, transfer or lease its properties and assets substantially as an entirety to the Company or the Guarantor, as the case may be, unless:

          (1) in case the Company or the Guarantor, as the case may be, shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety shall be a corporation, partnership or trust organized and validly existing under the laws of the United States of America, any
     State  thereof  or  the   District  of  Columbia  and  shall
     expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, in the case of the Company, the due and punctual payment of the principal of (and premium,
     if  any)  and  interest  on  all  the  Securities   and  the
     performance  and  observance  of  every  covenant   of  this
     Indenture on the part of the Company to be performed or observed and, in the case of the Guarantor, the due and punctual perform-ance of the Guarantees and the performance and observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or one of its Subsidiaries or of the Guarantor or one of its Subsidiaries as a result of such transaction as having been incurred by the Company, the Guarantor or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company or the Guarantor would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture, the Company, the Guarantor, or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all Indebtedness secured thereby so long as the same shall be secured as provided in Section 10.8; and

          (4) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.2  Successor Corporation Substituted.
             ----------------------------------

     Upon any consolidation by the Company or the Guarantor, as the case may be, with or merger by the Company or the Guarantor, as the case may be, into any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                             ARTICLE 9

                     Supplemental Indentures

Section 9.1  Supplemental Indentures Without Consent of Holders.
             ---------------------------------------------------

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company or the Guarantor, as the case may be, and the assumption by any such successor of the covenants of the Company or the Guarantor, as the case may be, herein and in the Securities; or

          (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, PROVIDED that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

          (6)     to  secure  the  Securities   pursuant  to  the
     requirements of Section 8.1(3) or Section 10.8 or otherwise;
     or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 9.2  Supplemental Indentures with Consent of Holders.
             ------------------------------------------------

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture and of not less than 66 2/3% in principal amount of the Outstanding Securities of all series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, when authorized by a Board Resolution, the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.2, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities and the Guarantees in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)   modify  any  of the  provisions of  this Section,
     Section 5.13 or Section 10.10 except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.10, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.1(8), or

          (4) change in any manner adverse to the interests of the Holders of the Securities of any series the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof, premium (if any), and interest thereon.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act  of Holders under this
Section  to   approve  the   particular  form  of   any  proposed
supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.3  Execution of Supplemental Indentures.
             -------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities or liabilities under this Indenture or otherwise.

Section 9.4  Effect of Supplemental Indentures.
             ----------------------------------

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.5  Conformity with Trust Indenture Act.
             ------------------------------------

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture
Act as then in effect.

Section 9.6  Reference in Securities to Supplemental Indentures.
             ---------------------------------------------------

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, the Guarantees of the Guarantor may be endorsed thereon and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                   ARTICLE 10

                                   Covenants

Section 10.1  Payment of Principal, Premium and Interest.
              -------------------------------------------

     The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 10.2  Maintenance of Office or Agency.
              --------------------------------

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company and the Guarantor in respect of the Securities of that series and this Indenture may be served. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company and the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and each of the Company and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve either the Company or the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company or the Guarantor, as the case may be, will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.3  Money for Securities Payments to Be Held in Trust.
              --------------------------------------------------

     If the Company or the Guarantor, as the case may be, shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company or the Guarantor, as the case may be, shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held as provided in the Trust Indenture Act and (unless such Paying Agent is the Trustee) the Company or the Guarantor, as the case may be, will promptly notify the Trustee of its action or failure so to act.

     The Company or the Guarantor, as the case may be, will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (1)   comply with the provisions of the Trust Indenture
     Act applicable to it as Paying Agent and

          (2) during the continuance of any default by the Company, the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

     The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order of the Company or the Guarantor, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company, the Guarantor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company, the Guarantor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, as the case may be, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Request of the Company or the Guarantor, as the case may be, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor (pursuant to the Guarantees) for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

Section 10.4  Corporate Existence.
              --------------------

     Subject to Article Eight, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 10.5  Maintenance of Properties.
              --------------------------

     The Company and the Guarantor will cause all properties used or useful in the conduct of their respective businesses or the business of any of their respective Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments, and improvements thereof, all as in the judgment of the Company or the Guarantor, as the case may be, may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company or the Guarantor, as the case may be, from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company or the Guarantor, as the case may be, desirable in the conduct of its business or the business
of   any   of  their   respective   Subsidiaries  and   not
disadvantageous in any material respect to the Holders.

Section 10.6  Payment of Taxes and Other Claims.
              ----------------------------------

     The Company and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company, the Guarantor or any of their Subsidiaries or upon the income, profits or property of the Company, the Guarantor or any of their Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company, the Guarantor or any of their Subsidiaries; PROVIDED, HOWEVER, that the Company and the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 10.7  Limitation on Liens of the Guarantor.
              -------------------------------------

     The Guarantor will not create or permit to exist any mortgage, pledge, deed of trust or security interest on any of the capital stock, or Indebtedness convertible into capital stock, of any of its Subsidiaries.

Section 10.8  Limitation on Liens of the Company.
              -----------------------------------

     The Company will not create or permit to exist any mortgage, pledge, deed of trust, financing lease or security interest
("Liens") on any of its property whether now owned or hereafter acquired other than:

          (i)     Liens  on   Transportation  Equipment  securing
     Acquired Equipment Indebtedness;

          (ii) Liens on Transportation Equipment securing Purchase Money Equipment Indebtedness, but only on the Transportation Equipment in respect to the purchase of which such Purchase Money Equipment Indebtedness shall have been incurred;

          (iii)  Liens on real property;

          (iv) Liens incurred or deposits made in the ordinary course of business (1) in connection with worker's compensation, unemployment insurance, social security and other like laws, or (2) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations not incurred in connection with Indebtedness or (3) in connection with the opening of commercial letters of credit naming the Company as an account party;

          (v) Liens on Transportation Equipment securing Lease Obligations; PROVIDED, HOWEVER, that no such Lease Obligations shall arise out of the Sale and Leaseback of
     Transportation Equipment unless the Sale and Leaseback in question is entered into prior to, at the time of or within 180 days of the acquisition of the Transportation Equipment being sold and leased back; and PROVIDED, FURTHER, that the leasing of Transportation Equipment which has been remanufactured so that it is the substantial equivalent of new equipment shall be considered the leasing of new equipment and not of the used equipment which was remanufactured and subsequently sold and leased back; and

          (vi) Liens to secure Indebtedness and other obligations (excluding Subordinated Indebtedness) which are not referred to as permitted Liens in paragraphs (i), (ii),
     (iii), (iv) and (v); PROVIDED, HOWEVER, that the aggregate principal amount of Indebtedness and other obligations secured thereby at any one time outstanding shall not exceed 10% of the Consolidated Net Worth of the Company;

unless prior to or simultaneously with the inception of any such Lien which is not referred to as a permitted Lien in paragraphs
(i), (ii), (iii), (iv), (v) or (vi) above, the Company shall have executed and delivered to a Security Trustee (as hereinafter defined), a security agreement or security agreements and such other documents as the Security Trustee may reasonably request, each in form and substance satisfactory to the Trustee, granting to the Security Trustee a security interest in such property subject to such Lien, such security interest to be for the equal and ratable benefit of the Holders and such other holder or holders of Indebtedness with which the Company has agreed to permit such holders to share in such Lien. Such security agreement or security agreements may provide, at the option of the Company, that the security interest granted to the Security Trustee thereby shall terminate upon the termination of all other

Liens for the benefit of such other holder or holders of Indebtedness. The Security Trustee shall be such Person as may be selected by the Company or any holder of Indebtedness to whom the Company has specifically granted the right to select such Security Trustee, and who shall be entitled to act without qualification or who, if required, shall qualify to act as such under the Trust Indenture Act of 1939. For the purposes of this
Section 10.8, "Sale and Leaseback", with respect to a Person, means any transaction with a bank, company, lender or investor, providing for the leasing by such Person of any property which has been or is to be sold or transferred by such Person to such bank, company, lender or investor, or to any Person to whom funds have been or are to be advanced by such bank, company, lender or investor on the security of such property.

Section 10.9  Statement by Officers as to Default.
              ------------------------------------

     Each of the Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each Fiscal Year of the Company and the Guarantor, respectively, ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions applicable to the Company or the Guarantor hereunder (without regard to any period of grace or requirement of notice provided hereunder), and if the Company or the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 10.10  Waiver of Certain Covenants.
               ----------------------------

     Except as otherwise specified as contemplated by Section 3.1 for Securities of such series, the Company or the Guarantor, as the case may be, may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant pursuant to
Section 3.1 (19), 9.1(2) or 9.1(7) for the benefit of the Holder of such series, or in Sections 10.7 and 10.8, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series and of at least 66 2/3% in principal amount of the Outstanding Securities of all series affected thereby shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                             ARTICLE 11

                     Redemption of Securities

Section 11.1  Applicability of Article.
              -------------------------

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

Section 11.2  Election to Redeem; Notice to Trustee.
              --------------------------------------

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in any other manner specified as contemplated in Section 3.1 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 11.3  Selection by Trustee of Securities to Be Redeemed.
              --------------------------------------------------

     If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.4  Notice of Redemption.
              ---------------------

     Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

     All notices of redemption shall state:

     (1)  the Redemption Date;

     (2)  the Redemption Price;

     (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed;

     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

     (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price; and

     (6) that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 11.5  Deposit of Redemption Price.
              ----------------------------

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 11.6  Securities Payable on Redemption Date.
              --------------------------------------

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that, unless otherwise specified as contemplated by
Section 3.1, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
Section 3.7.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 11.7  Securities Redeemed in Part.
              ----------------------------

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, the Guarantees of the Guarantor shall be endorsed on and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                            ARTICLE 12

                         Sinking Funds

Section 12.1  Applicability of Article.
              -------------------------

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section  12.2    Satisfaction   of  Sinking  Fund  Payments  with
Securities.      ------------------------------------------------
- -----------

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such

Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 12.3  Redemption of Securities for Sinking Fund.
              ------------------------------------------

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section
11.4. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.


                              ARTICLE 13

                  Defeasance and Covenant Defeasance

Section  13.1   Applicability  of  Article;  Company's Option  to
                -------------------------------------------------
Effect Defeasance or Covenant Defeasance.
- -----------------------------------------

     The Company  may elect, at its  option at any  time, to have
Section 13.2 or Section 13.3 applied to any Securities or any series of Securities, as the case may be, designated pursuant to
Section 3.1 as being defeasible pursuant to such Section 13.2 or 13.3, in accordance with any applicable requirements provided pursuant to Section 3.1 and upon compliance with the conditions set forth in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities.

Section 13.2  Defeasance and Discharge.
              -------------------------

     Upon the Company's exercise of the above option (if any) applicable to this Section applied to any Securities or any series of Securities, as the case may be, the Company and the Guarantor shall be deemed to have been discharged from their respective obligations, and the provisions of Article 14 and 15 shall cease to be effective, with respect to Securities, and the corresponding Guarantees, as provided in this Section on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter, called "defeasance"). For this purpose, such defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and Guarantees and to have satisfied all their other obligations under such Securities and Guarantees and this Indenture insofar as such Securities and Guarantees are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 13.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 3.6, 10.2 and 10.3, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option (if any) under this
Section 13.2 applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.3 applied to such Securities.

Section 13.3  Covenant Defeasance.
              --------------------

     Upon the Company's exercise of the above option (if any) applicable to this Section applied to any Securities or series of Securities, as the case may be, (A), the Company shall be released from its obligations under Section 10.8 and any covenants provided pursuant to Sections 3.1(19), 9.1(2) and 9.1(7) and (B) the occurrence of any event specified in Section 5.1(4) with respect to any of Section 8.1(3), Section 10.8 and any such covenants provided pursuant to Sections 3.1(19), 9.1(2), 9.1(7), 5.1(5) and 5.1(8) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section, and the Guarantor shall be released from its obligations under Section 10.7 respect to such Securities as provided in this Section, on and after the date the conditions set forth in Section 13.4 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to such Securities, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.1(4)) or Articles 14 and 15, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 13.4  Conditions to Defeasance or Covenant Defeasance.
              ------------------------------------------------

     The following shall be the conditions to application of either Section 13.2 or Section 13.3 to any Securities or any series of Securities, as the case may be:

     (a) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.9 and who agrees to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and of such Securities. As used herein, "U.S. Government Obligations" means securities that are
(x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

     (b) In the case of an election to have Section 13.2 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or
(y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

     (c) In the case of an election to have Section 13.3 apply to any Securities or series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

     (d) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

     (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Section 5.1(6) and (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

     (f) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

     (g) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which either of them is bound.

     (h) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 unless such trust shall be registered under such Act or exempt from registration thereunder.

     (i) At the time of such deposit, (A) no default in the payment of any principal of, premium, if any, or interest on any Senior Indebtedness shall have occurred and be continuing, (B) no event of default with respect to any Senior Indebtedness shall have resulted in such Senior Indebtedness becoming and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Indebtedness has been made or duly provided for), and (C) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable.

     (j) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 13.2 or the covenant defeasance under
Section 13.3 (as the case may be) have been complied with.

Section 13.5   Deposited Money and U.S. Government Obligations to
               --------------------------------------------------
Be Held in Trust; Other Miscellaneous Provisions.
- -------------------------------------------------

     Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 13.5 and Section 13.6, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.4 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article Fourteen or Fifteen.

     The Company and  the Guarantor shall  pay and indemnify  the
Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

     Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 13.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

Section 13.6.  Reinstatement.
               --------------

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company and Guarantor have been discharged or released pursuant to Section
13.2 or 13.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section
13.5 with respect to such Securities in accordance with this Article; provided, however, that if the Company or the Guarantor makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company or the Guarantor, as the case may be, shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                          ARTICLE FOURTEEN

                    Subordination of Securities

SECTION 14.1   Securities Subordinate to Senior Indebtedness.
               ----------------------------------------------

     The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of, premium, if any, and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 14.2   Payment Over of Proceeds Upon Dissolution, Etc.
               -----------------------------------------------

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment on account of principal of, premium, if any, or interest on the Securities and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holder of Senior Indebtedness.

     For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 14.3   No Payment When Senior Indebtedness in Default
               ----------------------------------------------

     In the event the Trustee receives notice from the Company, the Guarantor or any Senior Lender (or a trustee therefor) (a "Block-out Notice") that there shall exist and be continuing (a) any default in the payment of principal of, premium, if any, or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or (b) any default with respect to Senior Indebtedness (other than a default specified in clause
(a) above) no payment shall be made by the Company on account of principal of, premium, if any, or interest on the Securities or on account of the purchase or other acquisition of Securities; PROVIDED, HOWEVER, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Twelve by delivering and crediting pursuant to Section 12.2 Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or other default; and provided further that no Block-out Notice given with respect to one or more defaults of the type referred to in clause (b) above shall be effective to suspend for longer than 180 days from the date that such a Block-out Notice is first received, in any 360-day period, any payment in respect of principal of, premium, if any, or interest on the Securities that has become due (or would have become due but for the provisions of this Section 14.3) and only one such Block-out notice may be in effect during any 360-day period.

     In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

     The provisions of this Section shall not apply to any payment with respect to which Section 14.2 would be applicable.

SECTION 14.4   Payment Permitted If No Default.
               --------------------------------

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the
Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 14.2 or under the conditions described in Section 14.3, from making payments at any time of principal of, premium, if any, or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest on the Securities or the retention of such payment by the Holders if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 14.5   Subrogation   to  Rights  of   Holders  of  Senior
               Indebtedness.
               --------------------------------------------------

     Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 14.6   Provisions Solely to Define Relative Rights.
               --------------------------------------------

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 14.7   Trustee to Effectuate Subordination.
               ------------------------------------

     Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.



SECTION 14.8   No Waiver of Subordination Provisions.
               --------------------------------------

     No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior
Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness;
(iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 14.9   Notice to Trustee.
               ------------------

     The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company, the Guarantor or a Senior Lender or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

     Subject to the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Senior Lender (or a trustee therefor) to establish that such notice has been given by a Senior Lender (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as holders of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 14.10  Reliance  on  Judicial  Order  or  Certificate  of
               Liquidating Agent.
               --------------------------------------------------

     Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 14.11  Trustee   Not  Fiduciary  for  Holders  of  Senior
               Indebtedness.
               --------------------------------------------------

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 14.12  Rights   of   Trustee   as   Holder    of   Senior
               Indebtedness; Preservation of Trustee's Rights.
               --------------------------------------------------

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

SECTION 14.13   Article Applicable to Paying Agents.
                ------------------------------------

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 14.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


                          ARTICLE FIFTEEN

                    Subordination of Guarantees

SECTION 15.1   Guarantees Subordinate to Senior Guarantor
               Indebtedness.
               ------------------------------------------

     The Guarantor covenants and agrees, and each Holder of a Security and the related Guarantee, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Guarantees in respect of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Guarantor Indebtedness.

SECTION 15.2   Payment Over of Proceeds Upon Dissolution, Etc.
               -----------------------------------------------

     In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Guarantor or its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit or creditors or any other marshalling of assets and liabilities of the Guarantor, then and in any such event the holders of Senior Guarantor Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Guarantor Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Guarantees are entitled to receive any payment under the Guarantees on account of principal on, premium, if any, or interest on the Securities and to that end the holders of Senior Guarantor Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Guarantees in any such case, proceeding, dissolution, liquidation or other winding up or event.

     In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security in respect of the related Guarantee shall have received any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, before all Senior Guarantor Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Guarantor for application to the payment of all Senior Guarantor Indebtedness remaining unpaid, to the extent necessary to pay all Senior Guarantor Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holder of Senior Guarantor Indebtedness.

     For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment, which are subordinated in right of payment to all Senior Guarantor Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Guarantees are so subordinated as provided in this Article. The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Guarantor for the purposes of this Section if the Person formed by such consolidation or into which the Guarantor is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 15.3   No Payment When Senior Indebtedness in Default.
               -----------------------------------------------

     No payment shall be made by the Guarantor under the Guarantees on account of principal of, premium, if any, or interest on the Securities during any period in which payments by the Company in respect of the Securities are suspended under the provisions of
Section 14.3.

     In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or with respect to the Guarantee of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, the Holder of the Security to which such Guarantee relates, then and in such event such payment shall be paid over and delivered forthwith to the Guarantor.

SECTION 15.4   Payment Permitted If No Default.
               --------------------------------

     Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities or the Guarantees shall prevent (a) the Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Guarantor referred to in Section 15.2 or under the conditions described in Section 15.3, from making payments at any time on the Guarantees on account of principal of, premium, if any, or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on the

Guarantees on account of the principal of, premium, if any, or interest on the Securities or the retention of such payment by the Holders if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 15.5   Subrogation   to  Rights  of   Holders  of  Senior
               Guarantor Indebtedness.
               --------------------------------------------------

     Subject to the payment in full of all Senior Guarantor Indebtedness, the Holders of the Securities which are entitled to the benefits of the Guarantee shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Guarantor Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Guarantor Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Guarantor Indebtedness until the principal of, premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Guarantor Indebtedness of any cash, property or securities to which the Holders of any Security entitled to the benefits of a Guarantee or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Guarantor Indebtedness by Holders of any Security entitled to the benefits of a Guarantee or the Trustee, shall, as among the Guarantor, its creditors other than holders of Senior Guarantor Indebtedness and the Holders of any Security entitled to the benefits of a Guarantee, be deemed to be a payment or distribution by the Guarantor to or on account of the Senior Guarantor Indebtedness.

SECTION 15.6  Provisions Solely to Define Relative Rights.
              --------------------------------------------

     The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of any Security entitled to the benefits of a Guarantee on the one hand and the holders of Senior Guarantor Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Guarantees or the Securities is intended to or shall (a) impair, as among the Guarantor, its creditors other than holders of Senior Guarantor Indebtedness and the Holders of any Security entitled to the benefits of a Guarantee, the obligation of the Guarantor, which is absolute and unconditional
(and which, subject to the rights under this Article of the holders of Senior Guarantor Indebtedness, is intended to rank equally with all other general obligations of the Guarantor), to pay to the Holders of any Security entitled to the benefits of a Guarantee on account of the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Guarantor of the Holders of any Security entitled to the benefits of a Guarantee and creditors of the Guarantor other than the holders of Senior Guarantor Indebtedness; or (c) prevent the Trustee or the Holder of any Security entitled to the benefits of a Guarantee from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Guarantor Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 15.7  Trustee to Effectuate Subordination.
              ------------------------------------

     Each holder of a Guarantee by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 15.8   No Waiver of Subordination Provisions.
               --------------------------------------

    No right of any present or future holder of any Senior Guarantor Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

    Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Guarantor Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of any Security entitled to the benefits of a Guarantee, without incurring responsibility to the Holders of any Security entitled to the benefits of a Guarantee and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of any Security entitled to the benefits of a Guarantee to the holders of Senior Guarantor Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior
Guarantor Indebtedness, or otherwise amend or supplement in any manner Senior Guarantor Indebtedness or any instrument evidencing the same or any agreement under which Senior Guarantor Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Guarantor Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Guarantor Indebtedness;
and (iv) exercise or refrain from exercising any rights against the Guarantor and any other Person.

SECTION 15.9   Notice to Trustee.
               ------------------

     The  Guarantor  shall  give  prompt written  notice  to  the
Trustee of any fact  known to the Guarantor which  would prohibit the making of any payment to or by  the Trustee in respect of the
Guarantees.   Notwithstanding the  provisions of this  Article or
any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees, unless and until the Trustee shall have received written notice thereof from the Guarantor, the Company or a holder of Senior Guarantor Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.1, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment under the Guarantees on account of the principal of, premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

     Subject to  the provisions of Section 6.1, the Trustee shall be entitled to rely on the delivery to it of a written notice  by a Person representing himself to be a holder of Senior Guarantor Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Guarantor Indebtedness
(or  a trustee therefor).   In the  event that the Trustee
determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Guarantor Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Guarantor Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 15.10  Reliance  on  Judicial  Order  or  Certificate  of
               Liquidating Agent.
               --------------------------------------------------

     Upon any payment or distribution of assets of the Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 6.1, and the Holders of any Security entitled to the benefits of a Guarantee shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of any Security entitled to the benefits of a Guarantee, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Guarantor Indebtedness and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 15.11  Trustee   Not  Fiduciary  for  Holders  of  Senior
               Guarantor Indebtedness.
               --------------------------------------------------

     The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Guarantor Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Guarantees or to the Guarantor or to any other Person cash, property or securities to which any holders of Senior Guarantor Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 15.12  Rights  of Trustee as  Holder of  Senior Guarantor
               Indebtedness; Preservation of Trustee's Rights.
               --------------------------------------------------

     The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Guarantor Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Guarantor Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

SECTION 15.13  Article Applicable to Paying Agents.
               ------------------------------------

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 15.12 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                               *******

     This   instrument  may   be  executed   in  any   number  of
counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed, all as of the day and year first above written.

                              XTRA, INC.



                              By________________________________
                                Title:  Vice President,
                                        Finance and
                                        Chief Financial Officer


Attest:



________________________
    Assistant Clerk

                              XTRA CORPORATION



                              By________________________________
                                Title:  Vice President,
                                        Finance and
                                        Chief Financial Officer

Attest:


________________________
    Secretary

                              [                                ],
                               as Trustee



                              By_________________________________
                                Title:

Attest:



________________________
Title:

County of ________  )
                    )    ss.:
State of ________   )


     On the     day of         , 1994,  before me personally came
Michael J. Soja, to me known, who, being by me duly sworn, did depose and say that he is Vice President of XTRA, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                    _____________________________________________

                    [Notary Seal]



County of ________  )
                    )    ss.:
State of ________   )


     On the     day of         , 1994, before  me personally came
Michael J. Soja, to me known, who, being by me duly sworn, did depose and say that he is Vice President of XTRA CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                        ________________________________________

                                 [Notary Seal]

County of ________  )
                    ) ss.:
State of ________   )

     On this     day  of           in the year of 1994  before me
personally  came        , to me personally known, who being by me
duly sworn did depose and say that he is Vice President of
[                                     ], one of  the corporations
described in and which executed the foregoing Indenture; that he knows the seal of said corporation; that the seal affixed to said instrument opposite the execution thereof on behalf of said corporation is the corporate seal of said corporation; that said instrument was signed and said corporate seal was so affixed on behalf of said corporation by authority and order of its board of directors; that he signed his name thereto by like authority; and he acknowledged said instrument to be his free act and deed and
the free act and deed of said              .

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal, at ________ in said State of ________, the day and year first above written.



                                ________________________________________

                                [Notary Public]